UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2024

Mind Medicine (MindMed) Inc.

(Exact name of Registrant as Specified in Its Charter)

British Columbia	001-40360	98-1582438
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center Suite 8500
New York, New York		10007
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 220-6633

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	MNMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 10, 2024, Mind Medicine (MindMed) Inc. (the “Company”) held its 2024 Annual General and Special Meeting of Shareholders (the “Annual Meeting”). As of April 24, 2024, the record date for the Annual Meeting, 71,872,422 common shares of the Company were outstanding and entitled to vote at the Annual Meeting. A quorum was present at the Annual Meeting under the Company’s amended and restated articles, and there were 37,626,554 common shares present or represented at the Annual Meeting by valid proxies representing approximately 52.4% of the common shares entitled to vote at the Annual Meeting. The Company’s shareholders voted on the three proposals set forth below. A more detailed description of each proposal is set forth in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 26, 2024.

Set forth below are the final voting results for the Annual Meeting as certified by the Independent Scrutineer of Elections on June 10, 2024, as well as a description of the proposals voted on at the Annual Meeting.

Proposal 1 – Election of Directors

The Company’s six nominees, Robert Barrow, Dr. Suzanne Bruhn, Dr. Roger Crystal, David Gryska, Andreas Krebs, and Carol A. Vallone, were each elected to serve as a member of the Company’s Board of Directors (the “Board”) until the 2025 annual general meeting of shareholders (the “2025 Annual Meeting”) and until his or her successor is duly elected or qualified, by the following votes:

Company Board Nominee	Votes For	Votes Withheld	Broker Non-Votes
Robert Barrow	23,702,865	169,098	13,754,591
Dr. Suzanne Bruhn	18,167,514	5,704,449	13,754,591
Dr. Roger Crystal	18,161,969	5,709,994	13,754,591
David Gryska	23,684,410	187,553	13,754,591
Andreas Krebs	22,756,150	1,115,813	13,754,591
Carol A. Vallone	18,138,417	5,733,546	13,754,591

Proposal 2 – Appointment of Auditor

The shareholders approved the appointment of KPMG LLP as the auditor of the Company until the 2025 Annual Meeting by the following votes:

Votes For	Votes Withheld	Broker Non-Votes
36,841,951	784,603	--

Proposal 3 – Approval of Employee Share Purchase Plan

The shareholders approved the Mind Medicine (MindMed) Inc. 2024 Employee Share Purchase Plan by the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
23,419,690	255,732	196,541	13,754,591

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIND MEDICINE (MINDMED) INC.

Date:	June 11, 2024	By:	/s/ Robert Barrow
Chief Executive Officer